UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 31,2005
                Date of Report (Date of earliest event reported)

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                 000-33167                84-0448400
  (State or other jurisdiction     (Commission             (I.R.S. Employer
        of incorporation)           File Number)          Identification No.)

       415 West Foothill Blvd, Suite 206, Claremont, California 91711-2766

                    (Address of principal executive offices)

                                 (909) 626-2358

              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

As of March 9, 2006 the Company was party to the following agreements with Cornell Capital Partners LP: Standby Equity Distribution Agreement dated July 6, 2004; Registration Rights Agreement dated July 6, 2004; Placement Agent Agreement dated July 6, 2004; Promissory Note in favor of Cornell Capital dated January 4, 2005 (all of the foregoing, the "Financing Documents"). Pursuant to a Termination Agreement dated March 31, 2006, the Company terminated all of the Financing Agreements. Prerequisite to termination of the Financing Agreements, the Company paid Cornell Capital $110,176.10, constituting all outstanding principal and accrued interest on the Promissory Note. Such amounts were funded from the proceeds of the private placement described in Item 3.02. In the conjunction with the termination and settlement, Cornell Capital returned 5,864,357 shares of our common stock that were held as collateral under the Standby Equity Distribution Agreement. These shares were cancelled and converted to authorized but unissued shares of the Company. The payment to Cornell Capital was funded from part of the proceeds of the Company's issuance of 5,000,000 shares of its common stock in an unregistered private offering as disclosed in the Company's Form 8-K filed with the Commission on March 15, 2006. A copy of the Termination Agreement is attached as Exhibit 10.1 to this Form 8-K.

ITEM 5.02 RESIGNATION OF DIRECTOR.

On December 31, 2005, James Zhan tendered his resignation as Director of the Company. The Company formally notified Mr. Zhan that it had accepted his resignation on March 31, 2006. The Company does not intend to fill the seat vacated by Mr. Zhan until its next annual meeting of shareholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     EXHIBIT NO.        EXHIBIT TITLE
     10.1               Termination Agreement between the Company and Cornell
                        Capital Partners, LP, dated March 31, 2006.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


/S/ LI WEI                        April 3, 2006, Chairman of Board of Directors
                                                 and Chief Executive Officer
------------------
Wei Li




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